SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 11, 2005

                     INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)


          California                000-1084047            95-4691878
 (State or other jurisdiction       (Commission         (I.R.S. Employer
     of incorporation or            File Number)     Identification Number)
        organization)


            100 North Tampa Street, Suite 2410, Tampa, Florida 33602
               (Address of principal executive offices)(zip code)

      Telephone number of registrant, including area code: (813) 387 - 3310

                               ----------------------

Item 4.  Changes in Registrant's Certifying Accountant.

      (a) On May 11, 2005, the Board of Directors of Innovative Software Technologies, Inc. (the "Company") approved the Company's dismissal of Aidman, Piser & Company ("Aidman") as independent auditors for the Company and its subsidiaries.
      Aidman's reports on the Company's financial statements for the last two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Aidman's report for the year ended December 31, 2004 was modified to include an emphasis regarding uncertainty about our ability to continue as a going concern.
      There have been no disagreements with Aidman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Aidman, would have caused it to make reference to the subject matter of the disagreement in connection with its report. None of the events described in Item 304(a)(1)(iv)(B) of Regulation S-B has occurred with respect to Aidman.
      The Company provided to Aidman the disclosure contained in this Form 8-K and requested Aidman to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from Aidman is attached as Exhibit 16.1 to this Form 8-K and incorporated herein by reference.

      (b) On May 12, 2005, the Board of Directors approved the Company's engagement of Lougheed, Scalfaro & Company LLC ("Lougheed") as independent auditors for the Company and its subsidiaries. The Company engaged Lougheed on May 13, 2005.
      Neither the Company nor anyone on its behalf consulted Lougheed regarding
(i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B (there being none).


Item 7.  Financial Statements and Exhibits.

      (c) Exhibits. The following exhibits are filed with this report:

      Exhibit No.          Description of Exhibit
      -----------          ----------------------
      16.1                 Letter of Aidman, Piser & Company, dated May 13, 2005

                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INNOVATIVE SOFTWARE TECHNOLOGIES, INC.


                                          By:  /s/ Peter M. Peterson
                                               ---------------------------------
                                          Peter M. Peterson, Chairman and CEO

Date:   May 13, 2005